UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2026

Date of Report (Date of earliest event reported)

Health In Tech, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42449	87-3545722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 S. Colorado Ave, Suite 1 Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 373-0333

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HIT	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following receipt of formal notice on April 27, 2026, Dustin Plantholt departed from his role as Chief AI & Marketing Officer of Health In Tech, Inc. (the “Company”), effective as of April 30, 2026, as part of a business transition and not as a result of any disagreement with the Company on any matter relating to its operations, policies or practices. In connection with the conclusion of Mr. Plantholt’s employment, HITChain Inc., a subsidiary of the Company (“HITChain”), entered into an independent contractor agreement, dated May 1, 2026 (the “Consulting Agreement”), with Plantholt Advisory Group LLC, a limited liability company owned and controlled by Mr. Plantholt (the “Consultant”), pursuant to which: (i) the Consultant will receive monthly compensation in exchange for performance of the services and deliverables described in the Consulting Agreement, and (ii) Mr. Plantholt will receive 500,000 restricted shares of HITChain’s common stock (the “Restricted Stock Award”) under the HITChain Equity Incentive Plan, which Restricted Stock Award vests in equal monthly installments over twelve (12) months, subject to the Consultant’s continued service with HITChain through the applicable vesting date. The Consulting Agreement can be terminated by either party upon ten (10) days’ prior written notice. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Consulting Agreement, dated May 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026

HEALTH IN TECH, INC.

By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Chief Executive Officer

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